UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 23, 2007

(Date of earliest event reported)

AmericanWest Bancorporation

(Exact Name of Registrant as Specified in Its Charter)

Washington	0-18561	91-1259511
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 West Riverside Avenue, Suite 400

Spokane, WA 99201

(address of Principal Executive Offices)(Zip Code)

(509) 467-6993

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On January 23, 2007, AmericanWest Bancorporation issued a press release announcing that AmericanWest Bank has received all required regulatory approvals of its Interagency Merger Application for the merger of Far West Bank with and into AmericanWest Bank. In addition, the Federal Reserve Bank of San Francisco has advised AmericanWest Bancorporation that the proposed merger of Far West Bancorporation with and into AmericanWest Bancorporation may proceed without a formal bank holding company merger application.

AmericanWest Bancorporation expects that the merger with Far West Bancorporation will be completed by March 31, 2007, subject to receipt of approval by both companies’ shareholders and other customary conditions of closing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1      PRESS RELEASE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

AmericanWest Bancorporation
(Registrant)

Dated: January 24, 2007	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
Chief Operating Officer